EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 25

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of February 28, 2020 (Supplemental Agreement No. 25) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement  to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement  to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement  to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];  and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];  and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];  and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];  and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*].

HAZ-PA-03791	1	SA-25

BOEING PROPRIETARY

[*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.        TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 25.

2.        TABLES.

2.1      Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects [*].

2.2      Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 3 and is incorporated into the Purchase Agreement by this reference. This new Table 1B reflects [*].

2.3      Table 1C is deleted in its entirety, replaced by a revised Table 1C provided hereto as Enclosure 4 and is incorporated into the Purchase Agreement by this reference. This new Table 1C [*].

2.4      Table 1H5 is deleted in its entirety, replaced by a revised Table 1H5 provided hereto as Enclosure 5 and is incorporated into the Purchase Agreement by this reference.  This new Table 1H5 [*].

3.        EXHBITS.

3.1      Exhibit A19, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 6 to this Supplemental Agreement No. 25, is incorporated into the Purchase Agreement. This Exhibit A19 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

3.2      Exhibit A20, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 7 to this Supplemental Agreement No. 25, is incorporated into the Purchase Agreement. This Exhibit A20 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

3.3      Exhibit A21, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 8 to this Supplemental Agreement No. 25, is incorporated into the Purchase Agreement. This Exhibit A21 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

3.4      Exhibit A22, HAZ/[*] 737-9 Aircraft Configuration [*], provided as Enclosure 9 to this Supplemental Agreement No. 25, is incorporated into the Purchase Agreement. This Exhibit A22 defines the configuration for the 737-9 Aircraft to be leased to [*] in Table 1B.

4.        LETTER AGREEMENTS.

4.1      Letter Agreement HAZ-PA-03791-LA-1208078R8, entitled “Advance Payment Matters,” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R9, entitled “Advance Payment Matters,” which is provided

HAZ-PA-03791	2	SA-25

BOEING PROPRIETARY

as Enclosure 10 to this Supplemental Agreement No. 25, and incorporated into the Purchase Agreement.

5.        CONTINGENCY.

This Supplemental Agreement No. 25 is contingent on Customer executing Supplemental Agreement No. 15 under Purchase Agreement 3659.

6.        [*]

INTENTIONALLY LEFT BLANK

HAZ-PA-03791	3	SA-25

BOEING PROPRIETARY

7.        MISCELLANEOUS.

7.1      [*]

7.3      All terms used but not defined in this Supplemental Agreement No. 25 will have the same meaning as such terms have in the Purchase Agreement.

7.4      This Supplemental Agreement No. 25 will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 25 and fulfillment of the contingencies described in Article 5 on or before February 28, 2020, after which date this Supplemental Agreement No. 25 will be null and void and have no force or effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Sydney Bard	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

HAZ-PA-03791	4	SA-25

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-25
1B	737-9 Block B Aircraft Information Table [*]	SA-25
1C	737-8 Block C Aircraft Information Table [*]	SA-25
1D	737-8 Block D Aircraft Information Table [*]	SA-24
1E	737-8 Block E Aircraft Information Table [*]	SA-14
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-25

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-25

BOEING PROPRIETARY

Enclosure 1

A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R9	Advance Payment Matters	SA-25
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver

HAZ-PA-03791	ii	SA-25

BOEING PROPRIETARY

Enclosure 1

LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R9	Special Matters for 737-8 and 737-9 Aircraft	SA-23
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18

HAZ-PA-03791	iii	SA-25

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-25

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-25

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	63

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-25

Enclosure 3

Table 1B

to Purchase Agrement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	194700 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-25

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	19

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-25

Enclosure 4

Table 1C

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-J (1/16/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	SA-25

[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	8

[*]
* Manufacturer serial number is subject to change due to production changes.
[*]

HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	SA-25

Enclosure 5

Table 1H5 To

Purchase Agreement No. PA-03791

737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-R (12/8/2017)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
[*] Provided by Boeing (Estimate):		[*]
Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
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HAZ-PA-03781 109141-1F.txt	Boeing Proprietary	SA-25

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[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2024			[*]			[*]	[*]	[*]	[*]	[*]
Total:	10

Manufacturer serial number is subject to change due to production changes.

[*]

HAZ-PA-03781 109141-1F.txt	Boeing Proprietary	SA-25

Enclosure 6

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A19

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA19		EXA Page 1
Boeing Proprietary
SA-25

Enclosure 6

Exhibit A19

AIRCRAFT CONFIGURATION

Dated February 28, 2020

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].   The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA19		EXA Page 2
Boeing Proprietary
SA-25

Boeing Proprietary

Exhibit A19 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

PA No. 3791 SA-25
Exhibit A19 ([*] 737-8)	Boeing Proprietary	Page 1 of 1

Enclosure 7

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A20

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA20		EXA Page 1
Boeing Proprietary
SA-25

Enclosure 7

Exhibit A20

AIRCRAFT CONFIGURATION

Dated February 28, 2020

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].   The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA20		EXA Page 2
Boeing Proprietary
SA-25

Boeing Proprietary

Exhibit A20 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

PA No. 3791 SA-25
Exhibit A20 ([*] 737-8)	Boeing Proprietary	Page 1 of 1

Enclosure 8

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A21

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA21		EXA Page 1
Boeing Proprietary
SA-25

Enclosure 8

Exhibit A21

AIRCRAFT CONFIGURATION

Dated February 28, 2020

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].   The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA21		EXA Page 2
Boeing Proprietary
SA-25

Boeing Proprietary

Exhibit A21 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

PA No. 3791 SA-25
Exhibit A21 ([*] 737-8)	Boeing Proprietary	Page 1 of 1

Enclosure 9

HAZ/[*] 737-9 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A22

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA22		EXA Page 1
Boeing Proprietary
SA-25

Enclosure 9

Exhibit A22

AIRCRAFT CONFIGURATION

Dated February 28, 2020

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*].   The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA22		EXA Page 2
Boeing Proprietary
SA-25

Exhibit A22 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-9
Base Date:	[*]

PA No. 3791 SA-25
Exhibit A22 ([*] 737-9)	Boeing Proprietary	Page 1 of 1

Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208078R9

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Deferred Advance Payment Schedule.

1.1      Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

1.2      [*]

2.        [*]

3.        [*]

4.        [*]

5.        Assignment.

SA-25

BOEING PROPRIETARY

Enclosure 10

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney Bard

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	February 28, 2020

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208078R9		SA-25
Advance Payment Matters		Page 2
BOEING PROPRIETARY